UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 22, 2016

Momenta Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50797	04-3561634
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 West Kendall Street, Cambridge, MA	02142
(Address of Principal Executive Offices)	(Zip Code)

(617) 491-9700

(Registrant’s telephone number,
including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 9 and April 15, 2016, the Board of Directors (the “Board”) of Momenta Pharmaceuticals, Inc. (the “Company”) approved the amendment and restatement of the Company’s 2013 Incentive Award Plan (the “Amended and Restated 2013 Plan”), subject to and effective upon stockholder approval.  At the Company’s 2016 Annual Meeting of Stockholders, held on June 22, 2016 (the “Annual Meeting”), stockholders approved the Amended and Restated 2013 Plan.  The Amended and Restated 2013 Plan increases the number of shares of common stock available for issuance under the Amended and Restated 2013 Plan by 4,250,000 shares.

The foregoing description of the Amended and Restated 2013 Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated 2013 Plan.  A copy of the Amended and Restated 2013 Plan is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting was held on June 22, 2016.  Of the 70,955,103 shares of the Company’s common stock entitled to vote, 63,594,250 shares were present in person or by proxy at the Annual Meeting.  The matters voted on at the Annual Meeting, and the voting results for each matter, were as follows:

1.                                      The stockholders elected each of the two Class III nominees to the Company’s Board of Directors to hold office until the 2019 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified or until their respective deaths, resignations or removals.

	For	Withheld	Broker Non-Votes
Thomas P. Koestler	55,522,049	586,456	7,485,745
Elizabeth Stoner	55,851,175	257,330	7,485,745

2.                                      The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

For:	62,933,067
Against:	642,433
Abstain:	18,750

3.                                      The stockholders approved on an advisory, non-binding basis the compensation of the Company’s named executive officers.

For:	54,174,414
Against:	1,720,565
Abstain:	213,526
Broker Non-Votes:	7,485,745

4.                                      The stockholders approved the amendment and restatement of the Momenta Pharmaceuticals, Inc. 2013 Incentive Award Plan.

For:	42,482,440
Against:	13,428,800
Abstain:	197,265
Broker Non-Votes:	7,485,745

Item 9.01 Financial Statements and Exhibits.

(d)                            Exhibits.

Exhibit No.	Description
10.1

Momenta Pharmaceuticals, Inc. 2013 Incentive Award Plan (amended and restated, as approved by stockholders on June 22, 2016) (incorporated by reference herein to Exhibit A of the Definitive Proxy Statement of Momenta Pharmaceuticals, Inc. filed with the Securities and Exchange Commission on April 27, 2016)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOMENTA PHARMACEUTICALS, INC.

Date: June 22, 2016	By:	/s/ Richard P. Shea
Richard P. Shea
Senior Vice President, Finance and Chief
Financial Officer

EXHIBIT INDEX

Item 9.01 Financial Statements and Exhibits.

(d)                            Exhibits.

Exhibit No.	Description
10.1

Momenta Pharmaceuticals, Inc. 2013 Incentive Award Plan (amended and restated, as approved by stockholders on June 22, 2016) (incorporated by reference herein to Exhibit A of the Definitive Proxy Statement of Momenta Pharmaceuticals, Inc. filed with the Securities and Exchange Commission on April 27, 2016)